Exhibit 1
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                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Preferred Stock and Common Stock of Archon Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 28 day of August, 2007.

                                        D. E. Shaw Laminar Portfolios, L.L.C.
                                        By: D. E. Shaw & Co., L.L.C., as
                                        managing member

                                           By: /s/ Julius Gaudio
                                              ----------------------------------

                                              Managing Director



                                        D. E. Shaw & Co., L.L.C.

                                        By: /s/ Julius Gaudio
                                           -------------------------------------

                                           Managing Director


                                        D. E. Shaw & Co., L.P.

                                        By: /s/ Julius Gaudio
                                           -------------------------------------

                                           Managing Director


                                        David E. Shaw*

                                        By: /s/ Julius Gaudio
                                           -------------------------------------

                                           Attorney-in-Fact for David E. Shaw*


* Power of Attorney given by David E. Shaw was previously filed with the SEC on June 26, 2007 as an exhibit to a Schedule 13D/A filed by the Reporting Persons with respect to the Issuer.